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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 2-82510




                                                               July 31, 2003
                                                                  Supplement

[MORGAN STANLEY LOGO]


                        SUPPLEMENT DATED JULY 31, 2003


                         TO THE CLASS Y PROSPECTUS OF


                   MORGAN STANLEY VARIABLE INVESTMENT SERIES


                               Dated May 1, 2003


     On July 31, 2003, the Board of Trustees of the Morgan Stanley Variable Investment Series (the "Fund") approved an amended and restated Distribution Agreement between the Fund and Morgan Stanley Distributors Inc. (the "Distributor"), whereby the Fund will no longer offer its shares exclusively to Allstate Life Insurance Company, Allstate Life Insurance Company of New York, and Glenbrook Life and Annuity Company.


     Therefore, the disclosures in the below-referenced sections of the Fund's Class Y Prospectus are hereby modified to reflect the foregoing.


     PROSPECTUS: FRONT COVER


       The last paragraph on the front cover of the Prospectus is hereby replaced in its entirety as follows:


           This Prospectus must be accompanied by a current prospectus for the variable life insurance and/or annuity contracts issued by the applicable life insurance company.


     PROSPECTUS: ELIGIBLE INVESTORS


       The second sentence of the first paragraph and the table are hereby replaced in their entirety as follows:


           The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer.